EMPLOYMENT AGREEMENT

     THIS EMPLOYMENT AGREEMENT dated August 30, 1999, between Imaging Diagnostic Systems, Inc. (the "Company"), and Allan L. Schwartz (the "Executive").

     WHEREAS, the Company desires to employ Executive and to ensure the continued availability to the Company of the Executive's services, and the Executive is willing to accept such employment and render such services, all upon and subject to the terms and conditions contained in this Agreement;

     NOW, THEREFORE, in consideration of the premises and the mutual covenants set forth in this Agreement, and intending to be legally bound, the Company and the Executive agree as follows:

               1. Term of Employment.

               (a) Term. The Company hereby employs the Executive, and the Executive hereby accepts employment with the Company, for a period commencing on the date of this Agreement and ending five years from the date hereof (the "Term").

               (b) Continuing Effect. Notwithstanding any termination of this Agreement at the end of the Term or otherwise, the provisions of Sections 6 and 7 shall remain in full force and effect and the provisions of Sections 6(b) and 7 shall be binding upon the legal representatives, successors and assigns of the Executive, except as otherwise provided in Section 5(d).

               2. Duties.

               (a) General Duties. The executive shall serve as Executive Vice President/Chief Financial Officer of the Company, with duties and responsibilities that are customary for such executives. The Executive will also perform services for such subsidiaries as may be necessary. The Executive will use his best efforts to performs his duties and discharge his responsibilities pursuant to this Agreement competently, carefully and faithfully.

               (b) Devotion of Time. The Executive will devote all of his time, attention and energies during normal business hours (exclusive of periods of sickness and disability and of such normal holiday and vacation periods as have been established by the Company) to the affairs of the Company. The Executive will not enter the employ of or serve as a consultant to, or in any way perform any services with or without compensation to, any other persons, business or organization without the prior consent of the Board of Directors of the Company; provided, that the Executive shall be permitted to devote a limited amount of his time, without compensation, to charitable or similar organizations.

               3. Compensation and Expenses.

               (a) Salary. For the services of the Executive to be rendered under this Agreement, the Company will pay the Executive an annual base salary of $119,069.52 during the Term, subject to annual cost of living increases based upon changes in the Consumer Price Index published by the Bureau of Labor Statistics (or similar successor index) for the region in which the Executive resides, but in no event shall the cost of living increase be less than 7% per annum. The annual salary under this Section 3(a) will be reduced, however, to the extent that the Executive elects to defer any portion thereof under the terms of any deferred compensation or savings plan maintained by the Company. The Company will pay the Executive his annual salary in equal installments no less frequently than twice a month.

               (b) Bonus. For the services to be rendered by the Executive under this Agreement, the Company's Board of Directors, on a yearly basis, shall determine a bonus to be paid to Employee, based upon a percentage of the adjusted consolidated net earnings of the Company for each calendar year of Executive's employment, such sum to be computed as follows:

               (i) The adjusted consolidated net earnings of the Company shall be determined in accordance with accepted accounting practice by the independent accounting firm employed by the Company as its auditors, within 90 days after the end of each fiscal year.

               (ii) This computation of net earnings and of the Executive's percentage compensation, made in the manner here provided, shall be final and binding upon the Company and the Executive, and the Company shall pay such compensation to the Executive within 120 days after the end of the fiscal year in question. The Bonus may be paid in cash, stock, or options, by mutual agreement of the Executive and the Company.

               (iii) For purposes of computing the Executive's percentage compensation, the adjusted consolidated net earnings of the Company shall be determined after full allowance for, and deduction of the following: (a) all federal, state and municipal taxes; (b) depreciation for the period based on the amount of depreciation set forth in the annual report of the Company to its shareholders for the fiscal year which includes such period.

               (c) Expenses. In addition to any compensation received pursuant to Section 3(a), (b) and (c), the Company will reimburse or advance funds to the Executive for all reasonable travel, entertainment and miscellaneous expenses incurred in connection with the performance of his duties under this Agreement, provided that the Executive properly accounts for such expenses to the Company in accordance with the Company's practices. Such reimbursement or advances will be made in accordance with policies and procedures of the Company in effect from time to time relating to reimbursement of or advances to executive officers.

               4. Benefits.

               (a) Vacation. For each 12-month period during the Term, the Executive will be entitled to six weeks of vacation without loss of compensation or other benefits to which he is entitled under this Agreement, to be taken at such times as the Executive may select and the affairs of the Company may permit.

               (b) Employee Benefit Programs. Without limiting the compensation to which the Executive is entitled pursuant to the provisions of
          Section 3 or this Section 4, during the Term, the Executive will be entitled to participate in any pension, insurance or other employee benefit plan that is maintained at that time by the Company for its executive officers, including programs of life and medical insurance and reimbursement of membership fees in civic, social and professional organizations.

               (c) Incentive Stock Options. The Executive shall receive incentive options to purchase up to an aggregate of 2,500,000 shares of the Company's common or preferred stock, the terms and conditions of which are more fully set forth in that certain Stock Option Agreement dated August 30, 1999.

               (d) Miscellaneous Benefits. The Company shall also provide Executive with the following: (a) a $500 per month automobile allowance, and (b) telephone card, cellular phone, and major credit card.


               5. Termination.

               (a) Termination Without Cause. The Company may terminate the Executive's employment pursuant to the terms of this Agreement without cause. Such termination will become effective upon the date specified in such notice, provided that such date is at least 60 days from the date of such notice. Upon any such termination without cause:

                    (i) for the remainder of the term of this Agreement or for a period of 36 months following such termination, whichever is greater, the Company will continue to pay the Executive his annual salary pursuant to Section 3(a) and his Bonus pursuant to
               Section 3(b), and

                    (ii) the Company will continue to maintain for such period, for the benefit of the Executive, the employee benefit programs referred to in Section 4(b) that were in effect on the date of such termination.

               (b) Termination for Cause. The Company may terminate the Executive's employment pursuant to the terms of this Agreement at any time for cause by given written notice of termination. Such termination will become effective upon the giving of such notice, except that termination based upon clause (v) below shall not become effective unless the Executive shall fail to correct such breach within 30 days of receipt of written notice thereof provided pursuant to the preceding sentence. Upon any such termination for cause, the Executive shall have no right to compensation, commission, bonus or reimbursement under Section 3, or to participate in any employee benefit programs under Section 4 for any period subsequent to the effective date of termination. For purposes of this Section 5(b), "cause" shall mean: (i) the Executive is convicted of a felony which is related to the Executive's employment or the business of the Company; (ii) the Executive, in carrying out his duties hereunder, has been found in a civil action by the Company, to have committed willful gross negligence or willful gross misconduct resulting, in either case, in material harm to the Company; (iii) the Executive misappropriates Company funds or otherwise defrauds the Company; (iv) the Executive materially breaches any provision of Section 6 or
          Section 7; and (v) the Executive materially fails to perform his duties under Section 2 resulting in material harm to the Company.

               (c) Death or Disability. Excepting for the conditions and obligations contained in this Section 5(c), this Agreement and the obligations of the Company hereunder will terminate upon the death or disability of the Executive. For purposes of this Section 5(c), "disability" shall mean that for a period of six months in any 12-month period the Executive is incapable of substantially fulfilling the duties set forth in Section 2 because of physical, mental or emotional incapacity resulting from injury, sickness or disease.

         Upon termination by death or disability, the Company will pay the Executive or his legal representative, as the case may be: (i) his annual salary at such time pursuant to Section 3(a) through the date of such termination of employment; and (ii) the Executive's share of the Bonus as set forth in Section 3(b) of this Agreement. ;

               (d) Special Termination. In the event that (i) the Executive, with or without change in title or formal corporate action, shall no longer exercise all of the duties and responsibilities and shall no longer possess substantially all the authority set forth in Section 2; or (ii) the Company materially breaches this Agreement or the performance of its duties and obligations hereunder; or (iii) any entity or person not now an executive officer of the Company becomes either individually or as part of a group the beneficial owner of 20% or more of the Company's common stock, the Executive, by written notice to the Company, may elect to deem the Executive's employment hereunder to have been terminated by the Company without cause under
          Section 5(a) hereof, in which event the Executive shall be entitled to the compensation payable pursuant to clauses (i)-(iii) of Section 5(a).

               (e) Voluntary Termination. The Executive, on 30 days prior written notice to the Company, may terminate his employment voluntarily (i) at any time following termination of the initial Term or (ii) at any time following the death or disabling illness of a member of the Executive's immediate family or similar personal, non-business related occurrence as a result of which the Executive concludes he must devote a substantial amount of his time and energies to his family or other personal matter and not to his business activities so as to preclude his fulfilling his obligations under this Agreement. Upon any such termination, the Company will pay the Executive (i) his annual salary at such time pursuant to Section 3(a) through the date of such termination of employment; and (ii) any bonus which would have been payable through the date of termination pursuant to Section 3(b).

               (f) Continuing Effect. Notwithstanding any termination of the

          Executive's employment as provided in this Section 5 or otherwise, the provisions of Sections 6 and 7 shall remain in full force and effect.

6.       Non-competition Agreement.

               (a) Competition with the Company. Until termination of his employment and for a period of 12 months commencing on the date of termination, the Executive, directly or indirectly, in association with or as a stockholder, director, officer, consultant, employee, partner, joint venturer, member or otherwise of or through any person, firm, corporation, partnership, association or other entity, will not compete with the Company or any of its affiliates in the offer, sale or marketing of products or services that are competitive with the products or services offered by the Company, within any metropolitan area in the United States or elsewhere in which the Company is then engaged in the offer and sale of competitive products or services; provided, however, the foregoing shall not prevent Executive from accepting employment with an enterprise engaged in two or more lines of business, one of which is the same or similar to the Company's business (the "Prohibited Business") if Executive's employment is totally unrelated to the Prohibited Business; provided, further, the foregoing shall not prohibit Executive from owning up to 5% of the securities of any publicly-traded enterprise provided Executive is not an employee, director, officer, consultant to such enterprise or otherwise reimbursed for services rendered to such enterprise.

               (b) Solicitation of Customers. During the periods in which the provisions of Section 6(a) shall be in effect, the Executive, directly or indirectly, will not seek Prohibited Business from any Customer (as defined below) on behalf of any enterprise or business other than the Company, refer Prohibited Business from any Customer to any enterprise or business other than the Company or receive commissions based on sales or otherwise relating to the Prohibited Business from any Customer, or any enterprise or business other than the Company. For purposes of this Section 6(b), the term "Customer" means any person, firm, corporation, partnership, association or other entity to which the Company or any of its affiliates sold or provided goods or services during the 24-month period prior to the time at which any determination is required to be made as to whether any such person, firm, corporation, partnership, association or other entity is a Customer.

               (c) Solicitation of Employees. During the periods in which the provisions of Section 6(a) shall be in effect, the Executive, will not directly or indirectly, solicit employees of the Company for employment by any person, enterprise, business, company, partnership, joint venture or other entity. For the purposes of this Agreement, the term "Employee " means any person, firm, corporation, partnership, association or other entity which the Company, or any of its affiliates, employed during the during the 24-month period prior to the time at which any determination is required to be made as to whether any such person, firm, corporation, partnership, association or other entity is an Employee.

               (d) No Payment. The Executive acknowledges and agrees that no separate or additional payment will be required to be made to him in consideration of his undertakings in this Section 6.

     7. Nondisclosure of Confidential Information. The Executive acknowledges that during his employment he will learn and will have access to confidential information regarding the Company and its affiliates, including without limitation (i) confidential or secret plans, programs, documents, agreements or other material relating to the business, services or activities of the Company and its affiliates and (ii) trade secrets, market reports, customer investigations, customer lists and other similar information that is proprietary information of the Company or its affiliates (collectively referred to as "confidential information"). The Executive acknowledges that such confidential information as is acquired and used by the Company or its affiliates is a special, valuable and unique asset. All records, files, materials and confidential information obtained by the Executive in the course of his employment with the Company are confidential and proprietary and shall remain the exclusive property of the Company or its affiliates, as the case may be. The Executive will not, except in connection with and as required by his performance of his duties under this Agreement, for any reason use for his own benefit or the benefit of any person or entity with which he may be associated or disclose any such confidential information to any person, firm, corporation, association or other entity for any reason or purpose whatsoever without the prior written consent of the board of directors of the Company, unless such confidential information previously shall have become public knowledge through no action by or omission of the Executive.

         8.       Equitable Relief.

               (a) The Company and the Executive recognize that the services to be rendered under this Agreement by the Executive are special, unique and of extraordinary character, and that in the event of the breach by the Executive of the terms and conditions of this Agreement or if the Executive, without the prior consent of the board of directors of the Company, shall leave his employment for any reason and take any action in violation of Section 6 or Section 7, the Company will be entitled to institute and prosecute proceedings in any court of competent jurisdiction referred to in Section 8(b) below, to enjoin the Executive from breaching the provisions of Section 6 or Section 7. In such action, the Company will not be required to plead or prove irreparable harm or lack of an adequate remedy at law. Nothing contained in this Section 8 shall be construed to prevent the Company from seeking such other remedy in arbitration in case of any breach of this Agreement by the Executive, as the Company may elect.

               (b) Any proceeding or action must be commenced in the federal courts, or in the absence of federal jurisdiction in state court, in either case in Florida where the Company maintains its principal offices. The Executive and the Company irrevocably and unconditionally submit to the jurisdiction of such courts and agree to take any and all future action necessary to submit to the jurisdiction of such courts. The Executive and the Company irrevocably waive any objection that they now have or hereafter irrevocably waive any objection that they now have or hereafter may have to the laying of venue of any suit, action or proceeding brought in any such court and further irrevocably waive any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum. Final judgment against the Executive or the Company in any such suit shall be conclusive and may be enforced in other jurisdictions by suit on the judgment, a certified or true copy or which shall be conclusive evidence of the fact and the amount of any liability of the Executive or the Company therein described, or by appropriate proceedings under any applicable treaty or otherwise.

     9. Assignability. The rights and obligations of the Company under this Agreement shall inure to the benefit of and be binding upon the successors and assigns of the Company, provided that such successor or assign shall acquire all or substantially all of the assets and business of the Company. The Executive's obligations hereunder may not be assigned or alienated and any attempt to do so by the Executive will be void.

         10.      Severability.

               (a) The Executive expressly agrees that the character, duration and geographical scope of the provisions set forth in this Agreement are reasonable in light of the circumstances, as they exist on the date hereof. Should a decision, however, be made at a later date by a court of competent jurisdiction that the character, duration or geographical scope of such provisions is unreasonable, then it is the intention and the agreement of the Executive and the Company that this Agreement shall be construed by the court in such a manner as to impose only those restrictions on the Executive's conduct that are reasonable in the light of the circumstances and as are necessary to assure to the Company the benefits of this Agreement. If, in any judicial proceeding, a court shall refuse to enforce all of the separate covenants deemed included herein because taken together they are more extensive than necessary to assure to the Company the intended benefits of this Agreement, it is expressly understood and agreed by the parties hereto that the provisions of this Agreement that, if eliminated, would permit the remaining separate provisions to be enforced in such proceeding shall be deemed eliminated, for the purposes of such proceeding, from this Agreement.

               (b) If any provision of this Agreement otherwise is deemed to be invalid or unenforceable or is prohibited by the laws of the state or jurisdiction where it is to be performed, this Agreement shall be considered divisible as to such provision and such provision shall be inoperative in such state or jurisdiction and shall not be part of the consideration moving from either of the parties to the other. The remaining provisions of this Agreement shall be valid and binding and of like effect as though such provision were not included.

     11. Notices and Addresses. All notices, offers, acceptance and any other acts under this Agreement (except payment) shall be in writing, and shall be sufficiently given if delivered to the addressees in person, by Federal Express or similar receipted delivery, by facsimile delivery or, if mailed, postage prepaid, by certified mail, return receipt requested, as follows:

To the Company:                             Imaging Diagnostic Systems, Inc.
                                            6531 NW 18th Court
                                            Plantation Florida 33313


To the Executive:                           Allan L. Schwartz
                                            5493 NW 42nd Avenue
                                            Boca Raton, Florida 33496

or to such other address as either of them, by notice to the other may designate from time to time. The transmission confirmation receipt from the sender's facsimile machine shall be conclusive evidence of successful facsimile delivery. Time shall be counted to, or from, as the case may be, the delivery in person or by mailing.

     12. Counterpart. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument. The execution of this Agreement may be by actual or facsimile signature.

     13. Arbitration. Except for any controversy or claim seeking equitable relief as provided in Section 8 of this Agreement, any controversy or claim arising out of or relating to this Agreement, or to the interpretation, breach or enforcement thereof or any other dispute between the parties, shall be submitted to one arbitrator and settled by arbitration in Fort Lauderdale, Florida, in accordance with the rules, then obtaining, of the American Arbitration Association. Any reward made by such arbitrator shall be final, binding and conclusive on all parties hereto for all purposes, and judgment may be entered thereon in any court having jurisdiction thereof.

     14 Attorney's Fees. In the event that there is any controversy or claim arising out of or relating to this Agreement, or to the interpretation, breach or enforcement thereof, and any action or proceeding is commenced to enforce the provisions of this Agreement, the prevailing party shall be entitled to a reasonable attorney's fee, costs and expenses.

     15. Governing Law. This Agreement and any dispute, disagreement, or issue of construction or interpretation arising hereunder whether relating to its execution, its validity, the obligations provided therein or performance shall be governed or interpreted according to the internal laws of the State of Florida without regard to choice of law considerations.

     16. Entire Agreement. This Agreement constitutes the entire Agreement between the parties and supersedes all prior oral and written agreements between the parties hereto with respect to the subject matter hereof. Neither this Agreement nor any provision hereof may be changed, waived, discharged or terminated orally, except by a statement in writing signed by the party or parties against which enforcement or the change, waiver discharge or termination is sought.

     17. Additional Documents. The parties hereto shall execute such additional instruments as may be reasonably required by their counsel in order to carry out the purpose and intent of this Agreement and to fulfill the obligations of the parties hereunder.

     18. Section and Paragraph Headings. The section and paragraph headings in this Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Agreement.

         IN WITNESS WHEREOF, the Company and the Executive have executed this Agreement as of the date and year first above written.

                                      Imaging Diagnostic Systems, Inc.



__________________________            By:  ___________________________________
Executive                                  Linda B. Grable, President

                             STOCK OPTION AGREEMENT

     THIS STOCK OPTION AGREEMENT (the "Agreement") entered into as of the 30th day of August 1999, between Imaging Diagnostic Systems, Inc. the "Company") and Allan L. Schwartz, an Executive of the Company ("Executive").

     WHEREAS, by action taken by the board of directors of the Company on August 30, 1999, it has adopted a 1999 Equity Incentive Plan (the "Plan"); and

     WHEREAS, by action taken by the board of directors of the Company on the same date, it has been determined that in order to enhance the ability of the Company to attract and retain qualified officers it will grant Executive the right to purchase stock in the Company pursuant to incentive options.

     NOW THEREFORE, in consideration of the mutual covenants and promises hereafter set forth and for other good and valuable consideration, receipt of which is acknowledged, the parties hereto agree as follows:

     1. Grant of Incentive Options. The Company irrevocably grants to Executive, as a matter of separate agreement and not in lieu of salary or other compensation for services, the right and option (the "Options") to purchase all or any part of an aggregate of 2,500,000 shares of authorized but unissued common stock of the Company or, at Executive's option, that number of Voting Convertible Preferred Stock that would give Executive voting rights equal to the 2,500,000 shares of common stock, on the terms and conditions herein set forth. The Options are intended to be Incentive Stock Options as defined by Section 422A of the Internal Revenue Code (the "Code").

     2. Price. The exercise price of the shares of common stock subject to the Options shall be 110% of fair market value on the date of the grant ($.21 per share).

     3. When Exercisable.

          (a) Provided that Executive is employed by the Company on the respective dates below, the Options shall vest as follows:

            Date                                     No. of Shares
            August 30, 1999                             500,000
            August 30, 2000                             500,000
            August 30, 2001                             500,000
            August 30, 2002                             500,000
            August 30, 2003                             500,000

          (b) Except as provided in paragraphs 2 and 3 of this Agreement, once any Option become exercisable they shall remain exercisable through August 30, 2004.

          4. Conversion to Non-Qualified Options. In the event that the stockholders of the Company fail to approve the Plan within one year after approval by the Board of Directors, or in the event that the Executive is terminated with pursuant to Section 5 (a) or 5(d) of that certain Employment Agreement dated August 30, 1999 between the Company and the Executive, a copy of which, is on file at the Company's corporate office (the "Employment Agreement"), the exercise period for the Options shall be extended through August 30, 2009 thereby converting all of the Options to Non-Qualified Options. In such event, the Company shall pay Executive a tax-offset bonus each time he exercises any Options. The amount of the tax offset bonus shall be equal to the amount of federal income tax he incurs in connection with the exercise of the Options assuming he is at the highest marginal United States income bracket for the year of exercise. Such bonus shall be paid to Executive on or before February 1, of the year following exercise.

     5. Termination of Relationship.

          (a) Except as set forth in Section 4 above, if for any reason, except death, Executive ceases to act as an employee of the Company, all rights granted hereunder shall terminate effective three months from the date Executive ceases to act as an employee.

          (b) If Executive shall die while an employee of the Company, his estate or any transferee, as defined herein, shall have the right within three months from the date of Executive's death to exercise Executive's Options to the extent the right to exercise to the Options shall have accrued at the date of death, except to the extent the Options shall have been exercised prior thereto. The exercise period for any Options not vested, shall be extended through August 30, 2004 thereby converting all of the Options to Non-Qualified Options. For the purpose of this Agreement, "transferee" shall mean a person to whom such shares are transferred by will or by the laws of descent and distribution.

          (c) No transfer of the Options by Executive by will or by the laws of descent and distribution shall be effective to bind the Company unless the Company shall have been furnished with written notice thereof and a copy of the letters testamentary or such other evidence as the board may deem necessary to establish the authority of the state and the acceptance by the transferee or transferees of the terms and conditions of the Options.

          (d) If Executive becomes disabled while employed by the Company within the meaning of Section 22(e)(3) of the Code, the three month period referred to in paragraph 3(a) of this Agreement shall be extended to one year.

     6. Method of Exercise/Registration. These Options shall be exercisable by a written notice, which shall:

          (a) state the election to exercise the Options, the number of shares to be exercised, the person in whose name the stock certificate or certificates for such shares of common stock is to be registered, his address and social security number (or if more than one, the names, addresses and social security numbers of such persons);

          (b) contain such representations and agreements as to the holder's investment intent with respect to such shares of common stock as set forth in paragraph 8 hereof;

          (c) be signed by the person or persons entitled to exercise the Options and, if the Options is being exercised by any person or persons other than the Executive, be accompanied by proof, satisfactory to counsel for the Company, of the right of such person or persons to exercise the Options.

          (d) be accompanied by full payment of the purchase or exercise price there for either (i) in United States dollars in cash or by check; (ii) by Executive's personal recourse note bearing interest payable not less than annually at no less than 100% of the lowest applicable federal rate, as defined in Section 1274(d) of the Code; (iii) by having the Company retain a portion of the Shares covered by the option exercise, or (iv) by any combination of (i) (ii) and (iii) above.

     If the Executive chooses to pay the exercise price pursuant to (iii) above, the number of Shares to be delivered to or withheld by the Company times the fair market value shall equal the cash required for exercise. To the extent that the Participant elects to either deliver or have withheld Shares of the Company's Common Stock, the Board of Directors may require the Executive to make such election only during certain periods of time as may be necessary to comply with appropriate exemptive procedures regarding the "short-swing" profit provisions of Section 16(b) of the Securities Exchange Act of 1934 or to meet certain Internal Revenue Code requirements.

     The certificate or certificates for shares of common stock as to which the Options shall be exercised shall be registered in the name of the person or persons exercising the Options.

     The Company shall, if requested by the Executive, as expeditiously as possible file a registration statement on a form of general use under the Securities Act to permit the sale or other disposition of the Optioned Shares. The Executive shall provide all information reasonable requested by the Company for inclusion in any registration statement to be filed under this Agreement. The Company will use its best efforts to cause such registration statement first to become effective at the earliest practicable time and then to remain effective for such period as the Executive reasonably deems necessary to effect such sales or other dispositions or until all Optioned Shares no longer will constitute "restricted securities" with the meaning of Rule 144 under the Securities Act. Such registration shall be effected at the Company's expense except for underwriting commissions and the fees and disbursements of the Executive's counsel attributable to the registration of the Optioned Shares. The Company and the Executive shall enter into an agreement under which each will indemnify the other with respect to information provided by such party for use in the registration statement, such indemnities and the procedures for them to be in a form customarily included in registration rights agreements. The Company further agrees to use its best efforts to register or qualify the Optioned Stock covered under such registration statement under such other securities or blue-sky laws of such jurisdictions as the Executive shall reasonably request.

     7. Reload Options. If the Executive pays all or a portion of the exercise price of an Option or the tax required to be withheld pursuant to an exercise of an Option by surrendering shares of Stock pursuant to Section 6(d) above, the Executive shall be automatically granted an Option for the purchase of Stock equal to the number of shares surrendered (a "Reload Option"). The grant of the Reload Option shall be effective on the date the Participant surrenders the shares of Stock in respect of which the Reload Option is granted (the "Reload Date"). The Reload Option shall have an exercise price equal to the Fair Market Value of the Stock on the Reload Date, and shall have a term which is no longer, and which shall lapse no later, than the original term of the underlying option. If stock otherwise available under an Incentive Stock Option is withheld pursuant to Section 6(d) above, any Reload Option granted in connection with the withholding shall be treated as a new Incentive Stock Option, subject to the rules set forth in the Plan..

     8. Adjustments. Upon the occurrence of any of the following events, the Executive's rights with respect to Options granted hereunder shall be adjusted as hereinafter provided unless otherwise specifically provided in the written agreement between the Executive and the Company relating to such Option:

          (a) If the shares of Common Stock shall be subdivided or combined into a greater or smaller number of shares or if the Company shall issue any shares of Common Stock as a stock dividend on its outstanding Common Stock, the number of shares of Common Stock deliverable upon the exercise of Options shall be appropriately increased or decreased proportionately, and appropriate adjustments shall be made in the purchase price per share to reflect such subdivision, combination or stock dividend.

          (b) Except as provided for pursuant to Section 5 (a) or 5(d) of the Employment Agreement, if the Company is to be consolidated with or acquired by another entity in a merger, sale of all or substantially all of the Company's assets or otherwise (an "Acquisition"), the committee or the board of directors of any entity assuming the obligations of the Company hereunder (the "Successor Board") shall at the Executives sole option, as to outstanding Options, either (i) make appropriate provision for the continuation of such Options by substituting on an equitable basis for the shares then subject to such Options the consideration payable with respect to the outstanding shares of Common Stock in connection with the Acquisition; or (ii) terminate all Options in exchange for a cash payment equal to the excess of the fair market value of the shares subject to such Options (to the extent then exercisable) over the exercise price thereof.

          (c) In the event of a recapitalization or reorganization of the Company (other than a transaction described in subparagraph (b) above) pursuant to which securities of the Company or of another corporation are issued with respect to the outstanding shares of Common Stock, the Executive upon exercising an Option shall be entitled to receive for the purchase price paid upon such exercise the securities he would have received if he had exercised his Option prior to such recapitalization or reorganization.

          (d) Except as expressly provided herein, no issuance by the Company of shares of stock of any class or securities convertible into shares of stock of any class shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares subject to Options. No adjustments shall be made for dividends or other distributions paid in cash or in property other than securities of the Company.

          (e) No fractional shares shall be issued pursuant to the Options, the Executive shall receive from the Company cash in lieu of such fractional shares.

          9. Necessity to Become Holder of Record. Neither the Executive nor his estate, as provided in paragraph 3(b), shall have any rights as a shareholder with respect to any shares covered by the Options until such person shall have become the holder of record of such shares. No adjustment shall be made for cash dividends or cash distributions, ordinary or extraordinary, in respect of such shares for which the record date is prior to the date on which he shall become the holder of record thereof.

          10. Reservation of Right to Terminate Relationship. Nothing contained in this Agreement shall restrict the right of the Company to terminate the relationship of Executive at any time, with or without cause. The termination of the relationship of Executive by the Company, regardless of the reason there for, shall have the results provided for in Section 5 of this Agreement.

          11. Conditions to Exercise of Options. In order to enable the Company to comply with the Securities Act of 1933 (the "Securities Act") and relevant state law, the Company shall require Executive, his estate, or any Transferee as a condition of the exercising of the Options granted hereunder, to give written assurance satisfactory to the Company that the shares subject to the Options are being acquired for his own account, for investment only, with no view to the distribution of same, and that any subsequent resale of any such shares either shall be made pursuant to a registration statement under the Securities Act and applicable state law which has become effective and is current with regard to the shares being sold, or shall be pursuant to an exemption from registration under the Securities Act and applicable state law.

          The Options are subject to the requirement that, if at any time the board of directors shall determine, in its discretion, that the listing, registration, or qualification of the shares of common stock subject to the Options upon any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body, is necessary as a condition of, or in connection with the issue or purchase of shares under the Options, the options may not be exercised in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected.

          12. Duties of Company. The Company will at all times during the term of Options:

               (a) Reserve and keep available for issue such number of shares of its authorized and unissued common stock as will be sufficient to satisfy the requirements of this Agreement;

               (b) Pay all original issue taxes with respect to the issue of shares pursuant hereto and all other fees and expenses necessarily incurred by the Company in connection therewith;

               (c) Use its best efforts to comply with all laws and regulations, which, in the opinion of counsel for the Company, shall be applicable thereto.

     13. Parties Bound by Plan. The Plan and each determination, interpretation or other action made or taken pursuant to the provisions of the Plan shall be final and shall be binding and conclusive for all purposes on the Company and Executive and his respective successors in interest.

     14. Arbitration. Any controversy or claim arising out of or relating to this Agreement, or to the interpretations, breach or enforcement thereof, shall be submitted to one arbitrator and settled by arbitration in Fort Lauderdale, Florida, in accordance with the rules, then obtaining, of the American Arbitration Association. Any award made by such arbitrator shall be final, binding and conclusive on all parties hereto for all purposes, and judgment may be entered thereon in any court having jurisdiction thereof.

     15. Benefit. This Agreement shall be binding upon and insure to the benefit of the parties hereto and their legal representatives, successors and assigns.

     16. Notices and Addresses. All notices, offers, acceptance and any other acts under this Agreement (except payment) shall be in writing, and shall be sufficiently given if delivered to the addressees in person, by Federal Express or similar receipted delivery, by facsimile delivery or, if mailed, postage prepaid, by certified mail, return receipt requested, as follows:

To the Company:                             Imaging Diagnostic Systems, Inc.
                                            6531 NW 18th Court
                                            Plantation Florida 33313


To the Executive:                           Allan L. Schwartz
                                            5493 NW 42nd Avenue
                                            Boca Raton, Florida 33496


or to such other address as either of them, by notice to the other may designate from time to time. The transmission confirmation receipt from the sender's facsimile machine shall be conclusive evidence of successful facsimile delivery. Time shall be counted to, or from, as the case may be, the delivery in person or by mailing.

     17. Attorney's Fees. In the event that there is any controversy or claim arising out of or relating to this Agreement, or to the interpretation, breach or enforcement thereof, and any action or proceeding is commenced to enforce the provisions of this Agreement, the prevailing party shall be entitled to a reasonable attorney's fee, costs and expenses.

     18. Construction. In the event any parts of this Agreement are found to be void, the remaining provisions of this Agreement shall nevertheless be binding with the same effect as though the void parts were deleted.

     19. Governing Law. This Agreement and any dispute, disagreement, or issue of construction or interpretation arising hereunder whether relating to its execution, its validity, the obligations provided therein or performance shall be governed or interpreted according to the internal laws of the State of Florida without regard to choice of law considerations.

     20. Oral Evidence. This Agreement supersedes all prior oral and written agreements between the parties hereto with respect to the subject matter hereof. Neither this Agreement nor any provision hereof may be changed, waived, discharged or terminated orally, except by a statement in writing signed by the party or parties against which enforcement or the change, waiver discharge or termination is sought.

     21. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument. The execution of this Agreement may be by actual or facsimile signature.

     22. Additional Documents. The parties hereto shall execute such additional instruments as may be reasonably required by their counsel in order to carry out the purpose and intent of this Agreement and to fulfill the obligations of the parties hereunder.

     23. Paragraph Headings. Paragraph headings herein have been inserted for reference only and shall not be deemed to limit or otherwise affect, in any matter, or be deemed to interpret in whole or in part any of the terms or provisions of this Agreement.


     IN WITNESS WHEREOF the parties hereto have set their hand and seal the day and year first above written.

WITNESSES:                                     Imaging Diagnostic Systems, Inc.



___________________________                By: _____________________________
                                               Linda B. Grable, President

___________________________                By: ______________________________
                                               Allan L. Schwartz, Executive

                              EMPLOYMENT AGREEMENT

     THIS EMPLOYMENT AGREEMENT dated August 30, 1999, between Imaging Diagnostic Systems, Inc. (the "Company"), and Linda B. Grable (the "Executive").

     WHEREAS, the Company desires to employ Executive and to ensure the continued availability to the Company of the Executive's services, and the Executive is willing to accept such employment and render such services, all upon and subject to the terms and conditions contained in this Agreement;

     NOW, THEREFORE, in consideration of the premises and the mutual covenants set forth in this Agreement, and intending to be legally bound, the Company and the Executive agree as follows:

               1. Term of Employment.

               (a) Term. The Company hereby employs the Executive, and the Executive hereby accepts employment with the Company, for a period commencing on the date of this Agreement and ending five years from the date hereof (the "Term").

               (b) Continuing Effect. Notwithstanding any termination of this Agreement at the end of the Term or otherwise, the provisions of Sections 6 and 7 shall remain in full force and effect and the provisions of Sections 6(b) and 7 shall be binding upon the legal representatives, successors and assigns of the Executive, except as otherwise provided in Section 5(d).

               2. Duties.

               (a) General Duties. The executive shall serve as Executive Vice President/Chief Financial Officer of the Company, with duties and responsibilities that are customary for such executives. The Executive will also perform services for such subsidiaries as may be necessary. The Executive will use his best efforts to performs his duties and discharge his responsibilities pursuant to this Agreement competently, carefully and faithfully.

               (b) Devotion of Time. The Executive will devote all of his time, attention and energies during normal business hours (exclusive of periods of sickness and disability and of such normal holiday and vacation periods as have been established by the Company) to the affairs of the Company. The Executive will not enter the employ of or serve as a consultant to, or in any way perform any services with or without compensation to, any other persons, business or organization without the prior consent of the Board of Directors of the Company; provided, that the Executive shall be permitted to devote a limited amount of his time, without compensation, to charitable or similar organizations.

               3. Compensation and Expenses.

               (a) Salary. For the services of the Executive to be rendered under this Agreement, the Company will pay the Executive an annual base salary of $119,069.52 during the Term, subject to annual cost of living increases based upon changes in the Consumer Price Index published by the Bureau of Labor Statistics (or similar successor index) for the region in which the Executive resides, but in no event shall the cost of living increase be less than 7% per annum. The annual salary under this Section 3(a) will be reduced, however, to the extent that the Executive elects to defer any portion thereof under the terms of any deferred compensation or savings plan maintained by the Company. The Company will pay the Executive his annual salary in equal installments no less frequently than twice a month.

               (b) Bonus. For the services to be rendered by the Executive under this Agreement, the Company's Board of Directors, on a yearly basis, shall determine a bonus to be paid to Employee, based upon a percentage of the adjusted consolidated net earnings of the Company for each calendar year of Executive's employment, such sum to be computed as follows:

               (i) The adjusted consolidated net earnings of the Company shall be determined in accordance with accepted accounting practice by the independent accounting firm employed by the Company as its auditors, within 90 days after the end of each fiscal year.

               (ii) This computation of net earnings and of the Executive's percentage compensation, made in the manner here provided, shall be final and binding upon the Company and the Executive, and the Company shall pay such compensation to the Executive within 120 days after the end of the fiscal year in question. The Bonus may be paid in cash, stock, or options, by mutual agreement of the Executive and the Company.

               (iii) For purposes of computing the Executive's percentage compensation, the adjusted consolidated net earnings of the Company shall be determined after full allowance for, and deduction of the following: (a) all federal, state and municipal taxes; (b) depreciation for the period based on the amount of depreciation set forth in the annual report of the Company to its shareholders for the fiscal year which includes such period.

               (c) Expenses. In addition to any compensation received pursuant to Section 3(a), (b) and (c), the Company will reimburse or advance funds to the Executive for all reasonable travel, entertainment and miscellaneous expenses incurred in connection with the performance of his duties under this Agreement, provided that the Executive properly accounts for such expenses to the Company in accordance with the Company's practices. Such reimbursement or advances will be made in accordance with policies and procedures of the Company in effect from time to time relating to reimbursement of or advances to executive officers.

               4. Benefits.

               (a) Vacation. For each 12-month period during the Term, the Executive will be entitled to six weeks of vacation without loss of compensation or other benefits to which he is entitled under this Agreement, to be taken at such times as the Executive may select and the affairs of the Company may permit.

               (b) Employee Benefit Programs. Without limiting the compensation to which the Executive is entitled pursuant to the provisions of
          Section 3 or this Section 4, during the Term, the Executive will be entitled to participate in any pension, insurance or other employee benefit plan that is maintained at that time by the Company for its executive officers, including programs of life and medical insurance and reimbursement of membership fees in civic, social and professional organizations.

               (c) Incentive Stock Options. The Executive shall receive incentive options to purchase up to an aggregate of 2,500,000 shares of the Company's common or preferred stock, the terms and conditions of which are more fully set forth in that certain Stock Option Agreement dated August 30, 1999.

               (d) Miscellaneous Benefits. The Company shall also provide Executive with the following: (a) a $500 per month automobile allowance, and (b) telephone card, cellular phone, and major credit card.


               5. Termination.

               (a) Termination Without Cause. The Company may terminate the Executive's employment pursuant to the terms of this Agreement without cause. Such termination will become effective upon the date specified in such notice, provided that such date is at least 60 days from the date of such notice. Upon any such termination without cause:

                    (i) for the remainder of the term of this Agreement or for a period of 36 months following such termination, whichever is greater, the Company will continue to pay the Executive his annual salary pursuant to Section 3(a) and his Bonus pursuant to
               Section 3(b), and

                    (ii) the Company will continue to maintain for such period, for the benefit of the Executive, the employee benefit programs referred to in Section 4(b) that were in effect on the date of such termination.

               (b) Termination for Cause. The Company may terminate the Executive's employment pursuant to the terms of this Agreement at any time for cause by given written notice of termination. Such termination will become effective upon the giving of such notice, except that termination based upon clause (v) below shall not become effective unless the Executive shall fail to correct such breach within 30 days of receipt of written notice thereof provided pursuant to the preceding sentence. Upon any such termination for cause, the Executive shall have no right to compensation, commission, bonus or reimbursement under Section 3, or to participate in any employee benefit programs under Section 4 for any period subsequent to the effective date of termination. For purposes of this Section 5(b), "cause" shall mean: (i) the Executive is convicted of a felony which is related to the Executive's employment or the business of the Company; (ii) the Executive, in carrying out his duties hereunder, has been found in a civil action by the Company, to have committed willful gross negligence or willful gross misconduct resulting, in either case, in material harm to the Company; (iii) the Executive misappropriates Company funds or otherwise defrauds the Company; (iv) the Executive materially breaches any provision of Section 6 or
          Section 7; and (v) the Executive materially fails to perform his duties under Section 2 resulting in material harm to the Company.

               (c) Death or Disability. Excepting for the conditions and obligations contained in this Section 5(c), this Agreement and the obligations of the Company hereunder will terminate upon the death or disability of the Executive. For purposes of this Section 5(c), "disability" shall mean that for a period of six months in any 12-month period the Executive is incapable of substantially fulfilling the duties set forth in Section 2 because of physical, mental or emotional incapacity resulting from injury, sickness or disease.

         Upon termination by death or disability, the Company will pay the Executive or his legal representative, as the case may be: (i) his annual salary at such time pursuant to Section 3(a) through the date of such termination of employment; and (ii) the Executive's share of the Bonus as set forth in Section 3(b) of this Agreement. ;

               (d) Special Termination. In the event that (i) the Executive, with or without change in title or formal corporate action, shall no longer exercise all of the duties and responsibilities and shall no longer possess substantially all the authority set forth in Section 2; or (ii) the Company materially breaches this Agreement or the performance of its duties and obligations hereunder; or (iii) any entity or person not now an executive officer of the Company becomes either individually or as part of a group the beneficial owner of 20% or more of the Company's common stock, the Executive, by written notice to the Company, may elect to deem the Executive's employment hereunder to have been terminated by the Company without cause under
          Section 5(a) hereof, in which event the Executive shall be entitled to the compensation payable pursuant to clauses (i)-(iii) of Section 5(a).

               (e) Voluntary Termination. The Executive, on 30 days prior written notice to the Company, may terminate his employment voluntarily (i) at any time following termination of the initial Term or (ii) at any time following the death or disabling illness of a member of the Executive's immediate family or similar personal, non-business related occurrence as a result of which the Executive concludes he must devote a substantial amount of his time and energies to his family or other personal matter and not to his business activities so as to preclude his fulfilling his obligations under this Agreement. Upon any such termination, the Company will pay the Executive (i) his annual salary at such time pursuant to Section 3(a) through the date of such termination of employment; and (ii) any bonus which would have been payable through the date of termination pursuant to Section 3(b).

               (f) Continuing Effect. Notwithstanding any termination of the

          Executive's employment as provided in this Section 5 or otherwise, the provisions of Sections 6 and 7 shall remain in full force and effect.

6.       Non-competition Agreement.

               (a) Competition with the Company. Until termination of his employment and for a period of 12 months commencing on the date of termination, the Executive, directly or indirectly, in association with or as a stockholder, director, officer, consultant, employee, partner, joint venturer, member or otherwise of or through any person, firm, corporation, partnership, association or other entity, will not compete with the Company or any of its affiliates in the offer, sale or marketing of products or services that are competitive with the products or services offered by the Company, within any metropolitan area in the United States or elsewhere in which the Company is then engaged in the offer and sale of competitive products or services; provided, however, the foregoing shall not prevent Executive from accepting employment with an enterprise engaged in two or more lines of business, one of which is the same or similar to the Company's business (the "Prohibited Business") if Executive's employment is totally unrelated to the Prohibited Business; provided, further, the foregoing shall not prohibit Executive from owning up to 5% of the securities of any publicly-traded enterprise provided Executive is not an employee, director, officer, consultant to such enterprise or otherwise reimbursed for services rendered to such enterprise.

               (b) Solicitation of Customers. During the periods in which the provisions of Section 6(a) shall be in effect, the Executive, directly or indirectly, will not seek Prohibited Business from any Customer (as defined below) on behalf of any enterprise or business other than the Company, refer Prohibited Business from any Customer to any enterprise or business other than the Company or receive commissions based on sales or otherwise relating to the Prohibited Business from any Customer, or any enterprise or business other than the Company. For purposes of this Section 6(b), the term "Customer" means any person, firm, corporation, partnership, association or other entity to which the Company or any of its affiliates sold or provided goods or services during the 24-month period prior to the time at which any determination is required to be made as to whether any such person, firm, corporation, partnership, association or other entity is a Customer.

               (c) Solicitation of Employees. During the periods in which the provisions of Section 6(a) shall be in effect, the Executive, will not directly or indirectly, solicit employees of the Company for employment by any person, enterprise, business, company, partnership, joint venture or other entity. For the purposes of this Agreement, the term "Employee " means any person, firm, corporation, partnership, association or other entity which the Company, or any of its affiliates, employed during the during the 24-month period prior to the time at which any determination is required to be made as to whether any such person, firm, corporation, partnership, association or other entity is an Employee.

               (d) No Payment. The Executive acknowledges and agrees that no separate or additional payment will be required to be made to him in consideration of his undertakings in this Section 6.

     7. Nondisclosure of Confidential Information. The Executive acknowledges that during his employment he will learn and will have access to confidential information regarding the Company and its affiliates, including without limitation (i) confidential or secret plans, programs, documents, agreements or other material relating to the business, services or activities of the Company and its affiliates and (ii) trade secrets, market reports, customer investigations, customer lists and other similar information that is proprietary information of the Company or its affiliates (collectively referred to as "confidential information"). The Executive acknowledges that such confidential information as is acquired and used by the Company or its affiliates is a special, valuable and unique asset. All records, files, materials and confidential information obtained by the Executive in the course of his employment with the Company are confidential and proprietary and shall remain the exclusive property of the Company or its affiliates, as the case may be. The Executive will not, except in connection with and as required by his performance of his duties under this Agreement, for any reason use for his own benefit or the benefit of any person or entity with which he may be associated or disclose any such confidential information to any person, firm, corporation, association or other entity for any reason or purpose whatsoever without the prior written consent of the board of directors of the Company, unless such confidential information previously shall have become public knowledge through no action by or omission of the Executive.

         8.       Equitable Relief.

               (a) The Company and the Executive recognize that the services to be rendered under this Agreement by the Executive are special, unique and of extraordinary character, and that in the event of the breach by the Executive of the terms and conditions of this Agreement or if the Executive, without the prior consent of the board of directors of the Company, shall leave his employment for any reason and take any action in violation of Section 6 or Section 7, the Company will be entitled to institute and prosecute proceedings in any court of competent jurisdiction referred to in Section 8(b) below, to enjoin the Executive from breaching the provisions of Section 6 or Section 7. In such action, the Company will not be required to plead or prove irreparable harm or lack of an adequate remedy at law. Nothing contained in this Section 8 shall be construed to prevent the Company from seeking such other remedy in arbitration in case of any breach of this Agreement by the Executive, as the Company may elect.

               (b) Any proceeding or action must be commenced in the federal courts, or in the absence of federal jurisdiction in state court, in either case in Florida where the Company maintains its principal offices. The Executive and the Company irrevocably and unconditionally submit to the jurisdiction of such courts and agree to take any and all future action necessary to submit to the jurisdiction of such courts. The Executive and the Company irrevocably waive any objection that they now have or hereafter irrevocably waive any objection that they now have or hereafter may have to the laying of venue of any suit, action or proceeding brought in any such court and further irrevocably waive any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum. Final judgment against the Executive or the Company in any such suit shall be conclusive and may be enforced in other jurisdictions by suit on the judgment, a certified or true copy or which shall be conclusive evidence of the fact and the amount of any liability of the Executive or the Company therein described, or by appropriate proceedings under any applicable treaty or otherwise.

     9. Assignability. The rights and obligations of the Company under this Agreement shall inure to the benefit of and be binding upon the successors and assigns of the Company, provided that such successor or assign shall acquire all or substantially all of the assets and business of the Company. The Executive's obligations hereunder may not be assigned or alienated and any attempt to do so by the Executive will be void.

         10.      Severability.

               (a) The Executive expressly agrees that the character, duration and geographical scope of the provisions set forth in this Agreement are reasonable in light of the circumstances, as they exist on the date hereof. Should a decision, however, be made at a later date by a court of competent jurisdiction that the character, duration or geographical scope of such provisions is unreasonable, then it is the intention and the agreement of the Executive and the Company that this Agreement shall be construed by the court in such a manner as to impose only those restrictions on the Executive's conduct that are reasonable in the light of the circumstances and as are necessary to assure to the Company the benefits of this Agreement. If, in any judicial proceeding, a court shall refuse to enforce all of the separate covenants deemed included herein because taken together they are more extensive than necessary to assure to the Company the intended benefits of this Agreement, it is expressly understood and agreed by the parties hereto that the provisions of this Agreement that, if eliminated, would permit the remaining separate provisions to be enforced in such proceeding shall be deemed eliminated, for the purposes of such proceeding, from this Agreement.

               (b) If any provision of this Agreement otherwise is deemed to be invalid or unenforceable or is prohibited by the laws of the state or jurisdiction where it is to be performed, this Agreement shall be considered divisible as to such provision and such provision shall be inoperative in such state or jurisdiction and shall not be part of the consideration moving from either of the parties to the other. The remaining provisions of this Agreement shall be valid and binding and of like effect as though such provision were not included.

     11. Notices and Addresses. All notices, offers, acceptance and any other acts under this Agreement (except payment) shall be in writing, and shall be sufficiently given if delivered to the addressees in person, by Federal Express or similar receipted delivery, by facsimile delivery or, if mailed, postage prepaid, by certified mail, return receipt requested, as follows:

To the Company:                             Imaging Diagnostic Systems, Inc.
                                            6531 NW 18th Court
                                            Plantation Florida 33313


To the Executive:                           Linda B. Grable
                                            12000 NW 11th Street
                                            Plantation Florida 33323

or to such other address as either of them, by notice to the other may designate from time to time. The transmission confirmation receipt from the sender's facsimile machine shall be conclusive evidence of successful facsimile delivery. Time shall be counted to, or from, as the case may be, the delivery in person or by mailing.

     12. Counterpart. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument. The execution of this Agreement may be by actual or facsimile signature.

     13. Arbitration. Except for any controversy or claim seeking equitable relief as provided in Section 8 of this Agreement, any controversy or claim arising out of or relating to this Agreement, or to the interpretation, breach or enforcement thereof or any other dispute between the parties, shall be submitted to one arbitrator and settled by arbitration in Fort Lauderdale, Florida, in accordance with the rules, then obtaining, of the American Arbitration Association. Any reward made by such arbitrator shall be final, binding and conclusive on all parties hereto for all purposes, and judgment may be entered thereon in any court having jurisdiction thereof.

     14 Attorney's Fees. In the event that there is any controversy or claim arising out of or relating to this Agreement, or to the interpretation, breach or enforcement thereof, and any action or proceeding is commenced to enforce the provisions of this Agreement, the prevailing party shall be entitled to a reasonable attorney's fee, costs and expenses.

     15. Governing Law. This Agreement and any dispute, disagreement, or issue of construction or interpretation arising hereunder whether relating to its execution, its validity, the obligations provided therein or performance shall be governed or interpreted according to the internal laws of the State of Florida without regard to choice of law considerations.

     16. Entire Agreement. This Agreement constitutes the entire Agreement between the parties and supersedes all prior oral and written agreements between the parties hereto with respect to the subject matter hereof. Neither this Agreement nor any provision hereof may be changed, waived, discharged or terminated orally, except by a statement in writing signed by the party or parties against which enforcement or the change, waiver discharge or termination is sought.

     17. Additional Documents. The parties hereto shall execute such additional instruments as may be reasonably required by their counsel in order to carry out the purpose and intent of this Agreement and to fulfill the obligations of the parties hereunder.

     18. Section and Paragraph Headings. The section and paragraph headings in this Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Agreement.

         IN WITNESS WHEREOF, the Company and the Executive have executed this Agreement as of the date and year first above written.

                                  Imaging Diagnostic Systems, Inc.



__________________________        By:  ___________________________________
Executive                              Allan L. Schwartz, Exec Vice President

                             STOCK OPTION AGREEMENT

     THIS STOCK OPTION AGREEMENT (the "Agreement") entered into as of the 30th day of August 1999, between Imaging Diagnostic Systems, Inc. the "Company") and Linda B. Grable, an Executive of the Company ("Executive").

     WHEREAS, by action taken by the board of directors of the Company on August 30, 1999, it has adopted a 1999 Equity Incentive Plan (the "Plan"); and

     WHEREAS, by action taken by the board of directors of the Company on the same date, it has been determined that in order to enhance the ability of the Company to attract and retain qualified officers it will grant Executive the right to purchase stock in the Company pursuant to incentive options.

     NOW THEREFORE, in consideration of the mutual covenants and promises hereafter set forth and for other good and valuable consideration, receipt of which is acknowledged, the parties hereto agree as follows:

     1. Grant of Incentive Options. The Company irrevocably grants to Executive, as a matter of separate agreement and not in lieu of salary or other compensation for services, the right and option (the "Options") to purchase all or any part of an aggregate of 2,500,000 shares of authorized but unissued common stock of the Company or, at Executive's option, that number of Voting Convertible Preferred Stock that would give Executive voting rights equal to the 2,500,000 shares of common stock, on the terms and conditions herein set forth. The Options are intended to be Incentive Stock Options as defined by Section 422A of the Internal Revenue Code (the "Code").

     2. Price. The exercise price of the shares of common stock subject to the Options shall be 110% of fair market value on the date of the grant ($.21 per share).

     3. When Exercisable.

          (a) Provided that Executive is employed by the Company on the respective dates below, the Options shall vest as follows:

            Date                                     No. of Shares
            August 30, 1999                             500,000
            August 30, 2000                             500,000
            August 30, 2001                             500,000
            August 30, 2002                             500,000
            August 30, 2003                             500,000

          (b) Except as provided in paragraphs 2 and 3 of this Agreement, once any Option become exercisable they shall remain exercisable through August 30, 2004.

          4. Conversion to Non-Qualified Options. In the event that the stockholders of the Company fail to approve the Plan within one year after approval by the Board of Directors, or in the event that the Executive is terminated with pursuant to Section 5 (a) or 5(d) of that certain Employment Agreement dated August 30, 1999 between the Company and the Executive, a copy of which, is on file at the Company's corporate office (the "Employment Agreement"), the exercise period for the Options shall be extended through August 30, 2009 thereby converting all of the Options to Non-Qualified Options. In such event, the Company shall pay Executive a tax-offset bonus each time he exercises any Options. The amount of the tax offset bonus shall be equal to the amount of federal income tax he incurs in connection with the exercise of the Options assuming he is at the highest marginal United States income bracket for the year of exercise. Such bonus shall be paid to Executive on or before February 1, of the year following exercise.

     5. Termination of Relationship.

          (a) Except as set forth in Section 4 above, if for any reason, except death, Executive ceases to act as an employee of the Company, all rights granted hereunder shall terminate effective three months from the date Executive ceases to act as an employee.

          (b) If Executive shall die while an employee of the Company, his estate or any transferee, as defined herein, shall have the right within three months from the date of Executive's death to exercise Executive's Options to the extent the right to exercise to the Options shall have accrued at the date of death, except to the extent the Options shall have been exercised prior thereto. The exercise period for any Options not vested, shall be extended through August 30, 2004 thereby converting all of the Options to Non-Qualified Options. For the purpose of this Agreement, "transferee" shall mean a person to whom such shares are transferred by will or by the laws of descent and distribution.

          (c) No transfer of the Options by Executive by will or by the laws of descent and distribution shall be effective to bind the Company unless the Company shall have been furnished with written notice thereof and a copy of the letters testamentary or such other evidence as the board may deem necessary to establish the authority of the state and the acceptance by the transferee or transferees of the terms and conditions of the Options.

          (d) If Executive becomes disabled while employed by the Company within the meaning of Section 22(e)(3) of the Code, the three month period referred to in paragraph 3(a) of this Agreement shall be extended to one year.

     6. Method of Exercise/Registration. These Options shall be exercisable by a written notice, which shall:

          (a) state the election to exercise the Options, the number of shares to be exercised, the person in whose name the stock certificate or certificates for such shares of common stock is to be registered, his address and social security number (or if more than one, the names, addresses and social security numbers of such persons);

          (b) contain such representations and agreements as to the holder's investment intent with respect to such shares of common stock as set forth in paragraph 8 hereof;

          (c) be signed by the person or persons entitled to exercise the Options and, if the Options is being exercised by any person or persons other than the Executive, be accompanied by proof, satisfactory to counsel for the Company, of the right of such person or persons to exercise the Options.

          (d) be accompanied by full payment of the purchase or exercise price there for either (i) in United States dollars in cash or by check; (ii) by Executive's personal recourse note bearing interest payable not less than annually at no less than 100% of the lowest applicable federal rate, as defined in Section 1274(d) of the Code; (iii) by having the Company retain a portion of the Shares covered by the option exercise, or (iv) by any combination of (i) (ii) and (iii) above.

     If the Executive chooses to pay the exercise price pursuant to (iii) above, the number of Shares to be delivered to or withheld by the Company times the fair market value shall equal the cash required for exercise. To the extent that the Participant elects to either deliver or have withheld Shares of the Company's Common Stock, the Board of Directors may require the Executive to make such election only during certain periods of time as may be necessary to comply with appropriate exemptive procedures regarding the "short-swing" profit provisions of Section 16(b) of the Securities Exchange Act of 1934 or to meet certain Internal Revenue Code requirements.

     The certificate or certificates for shares of common stock as to which the Options shall be exercised shall be registered in the name of the person or persons exercising the Options.

     The Company shall, if requested by the Executive, as expeditiously as possible file a registration statement on a form of general use under the Securities Act to permit the sale or other disposition of the Optioned Shares. The Executive shall provide all information reasonable requested by the Company for inclusion in any registration statement to be filed under this Agreement. The Company will use its best efforts to cause such registration statement first to become effective at the earliest practicable time and then to remain effective for such period as the Executive reasonably deems necessary to effect such sales or other dispositions or until all Optioned Shares no longer will constitute "restricted securities" with the meaning of Rule 144 under the Securities Act. Such registration shall be effected at the Company's expense except for underwriting commissions and the fees and disbursements of the Executive's counsel attributable to the registration of the Optioned Shares. The Company and the Executive shall enter into an agreement under which each will indemnify the other with respect to information provided by such party for use in the registration statement, such indemnities and the procedures for them to be in a form customarily included in registration rights agreements. The Company further agrees to use its best efforts to register or qualify the Optioned Stock covered under such registration statement under such other securities or blue-sky laws of such jurisdictions as the Executive shall reasonably request.

     7. Reload Options. If the Executive pays all or a portion of the exercise price of an Option or the tax required to be withheld pursuant to an exercise of an Option by surrendering shares of Stock pursuant to Section 6(d) above, the Executive shall be automatically granted an Option for the purchase of Stock equal to the number of shares surrendered (a "Reload Option"). The grant of the Reload Option shall be effective on the date the Participant surrenders the shares of Stock in respect of which the Reload Option is granted (the "Reload Date"). The Reload Option shall have an exercise price equal to the Fair Market Value of the Stock on the Reload Date, and shall have a term which is no longer, and which shall lapse no later, than the original term of the underlying option. If stock otherwise available under an Incentive Stock Option is withheld pursuant to Section 6(d) above, any Reload Option granted in connection with the withholding shall be treated as a new Incentive Stock Option, subject to the rules set forth in the Plan..

     8. Adjustments. Upon the occurrence of any of the following events, the Executive's rights with respect to Options granted hereunder shall be adjusted as hereinafter provided unless otherwise specifically provided in the written agreement between the Executive and the Company relating to such Option:

          (a) If the shares of Common Stock shall be subdivided or combined into a greater or smaller number of shares or if the Company shall issue any shares of Common Stock as a stock dividend on its outstanding Common Stock, the number of shares of Common Stock deliverable upon the exercise of Options shall be appropriately increased or decreased proportionately, and appropriate adjustments shall be made in the purchase price per share to reflect such subdivision, combination or stock dividend.

          (b) Except as provided for pursuant to Section 5 (a) or 5(d) of the Employment Agreement, if the Company is to be consolidated with or acquired by another entity in a merger, sale of all or substantially all of the Company's assets or otherwise (an "Acquisition"), the committee or the board of directors of any entity assuming the obligations of the Company hereunder (the "Successor Board") shall at the Executives sole option, as to outstanding Options, either (i) make appropriate provision for the continuation of such Options by substituting on an equitable basis for the shares then subject to such Options the consideration payable with respect to the outstanding shares of Common Stock in connection with the Acquisition; or (ii) terminate all Options in exchange for a cash payment equal to the excess of the fair market value of the shares subject to such Options (to the extent then exercisable) over the exercise price thereof.

          (c) In the event of a recapitalization or reorganization of the Company (other than a transaction described in subparagraph (b) above) pursuant to which securities of the Company or of another corporation are issued with respect to the outstanding shares of Common Stock, the Executive upon exercising an Option shall be entitled to receive for the purchase price paid upon such exercise the securities he would have received if he had exercised his Option prior to such recapitalization or reorganization.

          (d) Except as expressly provided herein, no issuance by the Company of shares of stock of any class or securities convertible into shares of stock of any class shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares subject to Options. No adjustments shall be made for dividends or other distributions paid in cash or in property other than securities of the Company.

          (e) No fractional shares shall be issued pursuant to the Options, the Executive shall receive from the Company cash in lieu of such fractional shares.

          9. Necessity to Become Holder of Record. Neither the Executive nor his estate, as provided in paragraph 3(b), shall have any rights as a shareholder with respect to any shares covered by the Options until such person shall have become the holder of record of such shares. No adjustment shall be made for cash dividends or cash distributions, ordinary or extraordinary, in respect of such shares for which the record date is prior to the date on which he shall become the holder of record thereof.

          10. Reservation of Right to Terminate Relationship. Nothing contained in this Agreement shall restrict the right of the Company to terminate the relationship of Executive at any time, with or without cause. The termination of the relationship of Executive by the Company, regardless of the reason there for, shall have the results provided for in Section 5 of this Agreement.

          11. Conditions to Exercise of Options. In order to enable the Company to comply with the Securities Act of 1933 (the "Securities Act") and relevant state law, the Company shall require Executive, his estate, or any Transferee as a condition of the exercising of the Options granted hereunder, to give written assurance satisfactory to the Company that the shares subject to the Options are being acquired for his own account, for investment only, with no view to the distribution of same, and that any subsequent resale of any such shares either shall be made pursuant to a registration statement under the Securities Act and applicable state law which has become effective and is current with regard to the shares being sold, or shall be pursuant to an exemption from registration under the Securities Act and applicable state law.

          The Options are subject to the requirement that, if at any time the board of directors shall determine, in its discretion, that the listing, registration, or qualification of the shares of common stock subject to the Options upon any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body, is necessary as a condition of, or in connection with the issue or purchase of shares under the Options, the options may not be exercised in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected.

          12. Duties of Company. The Company will at all times during the term of Options:

               (a) Reserve and keep available for issue such number of shares of its authorized and unissued common stock as will be sufficient to satisfy the requirements of this Agreement;

               (b) Pay all original issue taxes with respect to the issue of shares pursuant hereto and all other fees and expenses necessarily incurred by the Company in connection therewith;

               (c) Use its best efforts to comply with all laws and regulations, which, in the opinion of counsel for the Company, shall be applicable thereto.

     13. Parties Bound by Plan. The Plan and each determination, interpretation or other action made or taken pursuant to the provisions of the Plan shall be final and shall be binding and conclusive for all purposes on the Company and Executive and his respective successors in interest.

     14. Arbitration. Any controversy or claim arising out of or relating to this Agreement, or to the interpretations, breach or enforcement thereof, shall be submitted to one arbitrator and settled by arbitration in Fort Lauderdale, Florida, in accordance with the rules, then obtaining, of the American Arbitration Association. Any award made by such arbitrator shall be final, binding and conclusive on all parties hereto for all purposes, and judgment may be entered thereon in any court having jurisdiction thereof.

     15. Benefit. This Agreement shall be binding upon and insure to the benefit of the parties hereto and their legal representatives, successors and assigns.

     16. Notices and Addresses. All notices, offers, acceptance and any other acts under this Agreement (except payment) shall be in writing, and shall be sufficiently given if delivered to the addressees in person, by Federal Express or similar receipted delivery, by facsimile delivery or, if mailed, postage prepaid, by certified mail, return receipt requested, as follows:

To the Company:                             Imaging Diagnostic Systems, Inc.
                                            6531 NW 18th Court
                                            Plantation Florida 33313


To the Executive:                           Linda B. Grable
                                            12000 NW 11th Street
                                            Plantation Florida 33323


or to such other address as either of them, by notice to the other may designate from time to time. The transmission confirmation receipt from the sender's facsimile machine shall be conclusive evidence of successful facsimile delivery. Time shall be counted to, or from, as the case may be, the delivery in person or by mailing.

     17. Attorney's Fees. In the event that there is any controversy or claim arising out of or relating to this Agreement, or to the interpretation, breach or enforcement thereof, and any action or proceeding is commenced to enforce the provisions of this Agreement, the prevailing party shall be entitled to a reasonable attorney's fee, costs and expenses.

     18. Construction. In the event any parts of this Agreement are found to be void, the remaining provisions of this Agreement shall nevertheless be binding with the same effect as though the void parts were deleted.

     19. Governing Law. This Agreement and any dispute, disagreement, or issue of construction or interpretation arising hereunder whether relating to its execution, its validity, the obligations provided therein or performance shall be governed or interpreted according to the internal laws of the State of Florida without regard to choice of law considerations.

     20. Oral Evidence. This Agreement supersedes all prior oral and written agreements between the parties hereto with respect to the subject matter hereof. Neither this Agreement nor any provision hereof may be changed, waived, discharged or terminated orally, except by a statement in writing signed by the party or parties against which enforcement or the change, waiver discharge or termination is sought.

     21. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument. The execution of this Agreement may be by actual or facsimile signature.

     22. Additional Documents. The parties hereto shall execute such additional instruments as may be reasonably required by their counsel in order to carry out the purpose and intent of this Agreement and to fulfill the obligations of the parties hereunder.

     23. Paragraph Headings. Paragraph headings herein have been inserted for reference only and shall not be deemed to limit or otherwise affect, in any matter, or be deemed to interpret in whole or in part any of the terms or provisions of this Agreement.


     IN WITNESS WHEREOF the parties hereto have set their hand and seal the day and year first above written.

WITNESSES:                                     Imaging Diagnostic Systems, Inc.



___________________________                By: _____________________________
                                               Allan L. Schwartz, Executive
                                               Vice President

___________________________                By: ______________________________
                                               Linda B. Grable, Executive

                              EMPLOYMENT AGREEMENT

     THIS EMPLOYMENT AGREEMENT dated August 30, 1999, between Imaging Diagnostic Systems, Inc. (the "Company"), and Richard J. Grable (the "Executive").

     WHEREAS, the Company desires to employ Executive and to ensure the continued availability to the Company of the Executive's services, and the Executive is willing to accept such employment and render such services, all upon and subject to the terms and conditions contained in this Agreement;

     NOW, THEREFORE, in consideration of the premises and the mutual covenants set forth in this Agreement, and intending to be legally bound, the Company and the Executive agree as follows:

               1. Term of Employment.

               (a) Term. The Company hereby employs the Executive, and the Executive hereby accepts employment with the Company, for a period commencing on the date of this Agreement and ending five years from the date hereof (the "Term").

               (b) Continuing Effect. Notwithstanding any termination of this Agreement at the end of the Term or otherwise, the provisions of Sections 6 and 7 shall remain in full force and effect and the provisions of Sections 6(b) and 7 shall be binding upon the legal representatives, successors and assigns of the Executive, except as otherwise provided in Section 5(d).

               2. Duties.

               (a) General Duties. The executive shall serve as Executive Vice President/Chief Financial Officer of the Company, with duties and responsibilities that are customary for such executives. The Executive will also perform services for such subsidiaries as may be necessary. The Executive will use his best efforts to performs his duties and discharge his responsibilities pursuant to this Agreement competently, carefully and faithfully.

               (b) Devotion of Time. The Executive will devote all of his time, attention and energies during normal business hours (exclusive of periods of sickness and disability and of such normal holiday and vacation periods as have been established by the Company) to the affairs of the Company. The Executive will not enter the employ of or serve as a consultant to, or in any way perform any services with or without compensation to, any other persons, business or organization without the prior consent of the Board of Directors of the Company; provided, that the Executive shall be permitted to devote a limited amount of his time, without compensation, to charitable or similar organizations.

               3. Compensation and Expenses.

               (a) Salary. For the services of the Executive to be rendered under this Agreement, the Company will pay the Executive an annual base salary of $119,069.52 during the Term, subject to annual cost of living increases based upon changes in the Consumer Price Index published by the Bureau of Labor Statistics (or similar successor index) for the region in which the Executive resides, but in no event shall the cost of living increase be less than 7% per annum. The annual salary under this Section 3(a) will be reduced, however, to the extent that the Executive elects to defer any portion thereof under the terms of any deferred compensation or savings plan maintained by the Company. The Company will pay the Executive his annual salary in equal installments no less frequently than twice a month.

               (b) Bonus. For the services to be rendered by the Executive under this Agreement, the Company's Board of Directors, on a yearly basis, shall determine a bonus to be paid to Employee, based upon a percentage of the adjusted consolidated net earnings of the Company for each calendar year of Executive's employment, such sum to be computed as follows:

               (i) The adjusted consolidated net earnings of the Company shall be determined in accordance with accepted accounting practice by the independent accounting firm employed by the Company as its auditors, within 90 days after the end of each fiscal year.

               (ii) This computation of net earnings and of the Executive's percentage compensation, made in the manner here provided, shall be final and binding upon the Company and the Executive, and the Company shall pay such compensation to the Executive within 120 days after the end of the fiscal year in question. The Bonus may be paid in cash, stock, or options, by mutual agreement of the Executive and the Company.

               (iii) For purposes of computing the Executive's percentage compensation, the adjusted consolidated net earnings of the Company shall be determined after full allowance for, and deduction of the following: (a) all federal, state and municipal taxes; (b) depreciation for the period based on the amount of depreciation set forth in the annual report of the Company to its shareholders for the fiscal year which includes such period.

               (c) Expenses. In addition to any compensation received pursuant to Section 3(a), (b) and (c), the Company will reimburse or advance funds to the Executive for all reasonable travel, entertainment and miscellaneous expenses incurred in connection with the performance of his duties under this Agreement, provided that the Executive properly accounts for such expenses to the Company in accordance with the Company's practices. Such reimbursement or advances will be made in accordance with policies and procedures of the Company in effect from time to time relating to reimbursement of or advances to executive officers.

               4. Benefits.

               (a) Vacation. For each 12-month period during the Term, the Executive will be entitled to six weeks of vacation without loss of compensation or other benefits to which he is entitled under this Agreement, to be taken at such times as the Executive may select and the affairs of the Company may permit.

               (b) Employee Benefit Programs. Without limiting the compensation to which the Executive is entitled pursuant to the provisions of
          Section 3 or this Section 4, during the Term, the Executive will be entitled to participate in any pension, insurance or other employee benefit plan that is maintained at that time by the Company for its executive officers, including programs of life and medical insurance and reimbursement of membership fees in civic, social and professional organizations.

               (c) Incentive Stock Options. The Executive shall receive incentive options to purchase up to an aggregate of 2,500,000 shares of the Company's common or preferred stock, the terms and conditions of which are more fully set forth in that certain Stock Option Agreement dated August 30, 1999.

               (d) Miscellaneous Benefits. The Company shall also provide Executive with the following: (a) a $500 per month automobile allowance, and (b) telephone card, cellular phone, and major credit card.


               5. Termination.

               (a) Termination Without Cause. The Company may terminate the Executive's employment pursuant to the terms of this Agreement without cause. Such termination will become effective upon the date specified in such notice, provided that such date is at least 60 days from the date of such notice. Upon any such termination without cause:

                    (i) for the remainder of the term of this Agreement or for a period of 36 months following such termination, whichever is greater, the Company will continue to pay the Executive his annual salary pursuant to Section 3(a) and his Bonus pursuant to
               Section 3(b), and

                    (ii) the Company will continue to maintain for such period, for the benefit of the Executive, the employee benefit programs referred to in Section 4(b) that were in effect on the date of such termination.

               (b) Termination for Cause. The Company may terminate the Executive's employment pursuant to the terms of this Agreement at any time for cause by given written notice of termination. Such termination will become effective upon the giving of such notice, except that termination based upon clause (v) below shall not become effective unless the Executive shall fail to correct such breach within 30 days of receipt of written notice thereof provided pursuant to the preceding sentence. Upon any such termination for cause, the Executive shall have no right to compensation, commission, bonus or reimbursement under Section 3, or to participate in any employee benefit programs under Section 4 for any period subsequent to the effective date of termination. For purposes of this Section 5(b), "cause" shall mean: (i) the Executive is convicted of a felony which is related to the Executive's employment or the business of the Company; (ii) the Executive, in carrying out his duties hereunder, has been found in a civil action by the Company, to have committed willful gross negligence or willful gross misconduct resulting, in either case, in material harm to the Company; (iii) the Executive misappropriates Company funds or otherwise defrauds the Company; (iv) the Executive materially breaches any provision of Section 6 or
          Section 7; and (v) the Executive materially fails to perform his duties under Section 2 resulting in material harm to the Company.

               (c) Death or Disability. Excepting for the conditions and obligations contained in this Section 5(c), this Agreement and the obligations of the Company hereunder will terminate upon the death or disability of the Executive. For purposes of this Section 5(c), "disability" shall mean that for a period of six months in any 12-month period the Executive is incapable of substantially fulfilling the duties set forth in Section 2 because of physical, mental or emotional incapacity resulting from injury, sickness or disease.

         Upon termination by death or disability, the Company will pay the Executive or his legal representative, as the case may be: (i) his annual salary at such time pursuant to Section 3(a) through the date of such termination of employment; and (ii) the Executive's share of the Bonus as set forth in Section 3(b) of this Agreement. ;

               (d) Special Termination. In the event that (i) the Executive, with or without change in title or formal corporate action, shall no longer exercise all of the duties and responsibilities and shall no longer possess substantially all the authority set forth in Section 2; or (ii) the Company materially breaches this Agreement or the performance of its duties and obligations hereunder; or (iii) any entity or person not now an executive officer of the Company becomes either individually or as part of a group the beneficial owner of 20% or more of the Company's common stock, the Executive, by written notice to the Company, may elect to deem the Executive's employment hereunder to have been terminated by the Company without cause under
          Section 5(a) hereof, in which event the Executive shall be entitled to the compensation payable pursuant to clauses (i)-(iii) of Section 5(a).

               (e) Voluntary Termination. The Executive, on 30 days prior written notice to the Company, may terminate his employment voluntarily (i) at any time following termination of the initial Term or (ii) at any time following the death or disabling illness of a member of the Executive's immediate family or similar personal, non-business related occurrence as a result of which the Executive concludes he must devote a substantial amount of his time and energies to his family or other personal matter and not to his business activities so as to preclude his fulfilling his obligations under this Agreement. Upon any such termination, the Company will pay the Executive (i) his annual salary at such time pursuant to Section 3(a) through the date of such termination of employment; and (ii) any bonus which would have been payable through the date of termination pursuant to Section 3(b).

               (f) Continuing Effect. Notwithstanding any termination of the

          Executive's employment as provided in this Section 5 or otherwise, the provisions of Sections 6 and 7 shall remain in full force and effect.

6.       Non-competition Agreement.

               (a) Competition with the Company. Until termination of his employment and for a period of 12 months commencing on the date of termination, the Executive, directly or indirectly, in association with or as a stockholder, director, officer, consultant, employee, partner, joint venturer, member or otherwise of or through any person, firm, corporation, partnership, association or other entity, will not compete with the Company or any of its affiliates in the offer, sale or marketing of products or services that are competitive with the products or services offered by the Company, within any metropolitan area in the United States or elsewhere in which the Company is then engaged in the offer and sale of competitive products or services; provided, however, the foregoing shall not prevent Executive from accepting employment with an enterprise engaged in two or more lines of business, one of which is the same or similar to the Company's business (the "Prohibited Business") if Executive's employment is totally unrelated to the Prohibited Business; provided, further, the foregoing shall not prohibit Executive from owning up to 5% of the securities of any publicly-traded enterprise provided Executive is not an employee, director, officer, consultant to such enterprise or otherwise reimbursed for services rendered to such enterprise.

               (b) Solicitation of Customers. During the periods in which the provisions of Section 6(a) shall be in effect, the Executive, directly or indirectly, will not seek Prohibited Business from any Customer (as defined below) on behalf of any enterprise or business other than the Company, refer Prohibited Business from any Customer to any enterprise or business other than the Company or receive commissions based on sales or otherwise relating to the Prohibited Business from any Customer, or any enterprise or business other than the Company. For purposes of this Section 6(b), the term "Customer" means any person, firm, corporation, partnership, association or other entity to which the Company or any of its affiliates sold or provided goods or services during the 24-month period prior to the time at which any determination is required to be made as to whether any such person, firm, corporation, partnership, association or other entity is a Customer.

               (c) Solicitation of Employees. During the periods in which the provisions of Section 6(a) shall be in effect, the Executive, will not directly or indirectly, solicit employees of the Company for employment by any person, enterprise, business, company, partnership, joint venture or other entity. For the purposes of this Agreement, the term "Employee " means any person, firm, corporation, partnership, association or other entity which the Company, or any of its affiliates, employed during the during the 24-month period prior to the time at which any determination is required to be made as to whether any such person, firm, corporation, partnership, association or other entity is an Employee.

               (d) No Payment. The Executive acknowledges and agrees that no separate or additional payment will be required to be made to him in consideration of his undertakings in this Section 6.

     7. Nondisclosure of Confidential Information. The Executive acknowledges that during his employment he will learn and will have access to confidential information regarding the Company and its affiliates, including without limitation (i) confidential or secret plans, programs, documents, agreements or other material relating to the business, services or activities of the Company and its affiliates and (ii) trade secrets, market reports, customer investigations, customer lists and other similar information that is proprietary information of the Company or its affiliates (collectively referred to as "confidential information"). The Executive acknowledges that such confidential information as is acquired and used by the Company or its affiliates is a special, valuable and unique asset. All records, files, materials and confidential information obtained by the Executive in the course of his employment with the Company are confidential and proprietary and shall remain the exclusive property of the Company or its affiliates, as the case may be. The Executive will not, except in connection with and as required by his performance of his duties under this Agreement, for any reason use for his own benefit or the benefit of any person or entity with which he may be associated or disclose any such confidential information to any person, firm, corporation, association or other entity for any reason or purpose whatsoever without the prior written consent of the board of directors of the Company, unless such confidential information previously shall have become public knowledge through no action by or omission of the Executive.

         8.       Equitable Relief.

               (a) The Company and the Executive recognize that the services to be rendered under this Agreement by the Executive are special, unique and of extraordinary character, and that in the event of the breach by the Executive of the terms and conditions of this Agreement or if the Executive, without the prior consent of the board of directors of the Company, shall leave his employment for any reason and take any action in violation of Section 6 or Section 7, the Company will be entitled to institute and prosecute proceedings in any court of competent jurisdiction referred to in Section 8(b) below, to enjoin the Executive from breaching the provisions of Section 6 or Section 7. In such action, the Company will not be required to plead or prove irreparable harm or lack of an adequate remedy at law. Nothing contained in this Section 8 shall be construed to prevent the Company from seeking such other remedy in arbitration in case of any breach of this Agreement by the Executive, as the Company may elect.

               (b) Any proceeding or action must be commenced in the federal courts, or in the absence of federal jurisdiction in state court, in either case in Florida where the Company maintains its principal offices. The Executive and the Company irrevocably and unconditionally submit to the jurisdiction of such courts and agree to take any and all future action necessary to submit to the jurisdiction of such courts. The Executive and the Company irrevocably waive any objection that they now have or hereafter irrevocably waive any objection that they now have or hereafter may have to the laying of venue of any suit, action or proceeding brought in any such court and further irrevocably waive any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum. Final judgment against the Executive or the Company in any such suit shall be conclusive and may be enforced in other jurisdictions by suit on the judgment, a certified or true copy or which shall be conclusive evidence of the fact and the amount of any liability of the Executive or the Company therein described, or by appropriate proceedings under any applicable treaty or otherwise.

     9. Assignability. The rights and obligations of the Company under this Agreement shall inure to the benefit of and be binding upon the successors and assigns of the Company, provided that such successor or assign shall acquire all or substantially all of the assets and business of the Company. The Executive's obligations hereunder may not be assigned or alienated and any attempt to do so by the Executive will be void.

         10.      Severability.

               (a) The Executive expressly agrees that the character, duration and geographical scope of the provisions set forth in this Agreement are reasonable in light of the circumstances, as they exist on the date hereof. Should a decision, however, be made at a later date by a court of competent jurisdiction that the character, duration or geographical scope of such provisions is unreasonable, then it is the intention and the agreement of the Executive and the Company that this Agreement shall be construed by the court in such a manner as to impose only those restrictions on the Executive's conduct that are reasonable in the light of the circumstances and as are necessary to assure to the Company the benefits of this Agreement. If, in any judicial proceeding, a court shall refuse to enforce all of the separate covenants deemed included herein because taken together they are more extensive than necessary to assure to the Company the intended benefits of this Agreement, it is expressly understood and agreed by the parties hereto that the provisions of this Agreement that, if eliminated, would permit the remaining separate provisions to be enforced in such proceeding shall be deemed eliminated, for the purposes of such proceeding, from this Agreement.

               (b) If any provision of this Agreement otherwise is deemed to be invalid or unenforceable or is prohibited by the laws of the state or jurisdiction where it is to be performed, this Agreement shall be considered divisible as to such provision and such provision shall be inoperative in such state or jurisdiction and shall not be part of the consideration moving from either of the parties to the other. The remaining provisions of this Agreement shall be valid and binding and of like effect as though such provision were not included.

     11. Notices and Addresses. All notices, offers, acceptance and any other acts under this Agreement (except payment) shall be in writing, and shall be sufficiently given if delivered to the addressees in person, by Federal Express or similar receipted delivery, by facsimile delivery or, if mailed, postage prepaid, by certified mail, return receipt requested, as follows:

To the Company:                             Imaging Diagnostic Systems, Inc.
                                            6531 NW 18th Court
                                            Plantation Florida 33313


To the Executive:                           Richard J. Grable
                                            12000 NW 11th Street
                                            Plantation Florida 33323

or to such other address as either of them, by notice to the other may designate from time to time. The transmission confirmation receipt from the sender's facsimile machine shall be conclusive evidence of successful facsimile delivery. Time shall be counted to, or from, as the case may be, the delivery in person or by mailing.

     12. Counterpart. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument. The execution of this Agreement may be by actual or facsimile signature.

     13. Arbitration. Except for any controversy or claim seeking equitable relief as provided in Section 8 of this Agreement, any controversy or claim arising out of or relating to this Agreement, or to the interpretation, breach or enforcement thereof or any other dispute between the parties, shall be submitted to one arbitrator and settled by arbitration in Fort Lauderdale, Florida, in accordance with the rules, then obtaining, of the American Arbitration Association. Any reward made by such arbitrator shall be final, binding and conclusive on all parties hereto for all purposes, and judgment may be entered thereon in any court having jurisdiction thereof.

     14 Attorney's Fees. In the event that there is any controversy or claim arising out of or relating to this Agreement, or to the interpretation, breach or enforcement thereof, and any action or proceeding is commenced to enforce the provisions of this Agreement, the prevailing party shall be entitled to a reasonable attorney's fee, costs and expenses.

     15. Governing Law. This Agreement and any dispute, disagreement, or issue of construction or interpretation arising hereunder whether relating to its execution, its validity, the obligations provided therein or performance shall be governed or interpreted according to the internal laws of the State of Florida without regard to choice of law considerations.

     16. Entire Agreement. This Agreement constitutes the entire Agreement between the parties and supersedes all prior oral and written agreements between the parties hereto with respect to the subject matter hereof. Neither this Agreement nor any provision hereof may be changed, waived, discharged or terminated orally, except by a statement in writing signed by the party or parties against which enforcement or the change, waiver discharge or termination is sought.

     17. Additional Documents. The parties hereto shall execute such additional instruments as may be reasonably required by their counsel in order to carry out the purpose and intent of this Agreement and to fulfill the obligations of the parties hereunder.

     18. Section and Paragraph Headings. The section and paragraph headings in this Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Agreement.

         IN WITNESS WHEREOF, the Company and the Executive have executed this Agreement as of the date and year first above written.

                                  Imaging Diagnostic Systems, Inc.



__________________________        By:  ___________________________________
Executive                              Allan L. Schwartz, Exec Vice President

                             STOCK OPTION AGREEMENT

     THIS STOCK OPTION AGREEMENT (the "Agreement") entered into as of the 30th day of August 1999, between Imaging Diagnostic Systems, Inc. the "Company") and Richard J. Grable, an Executive of the Company ("Executive").

     WHEREAS, by action taken by the board of directors of the Company on August 30, 1999, it has adopted a 1999 Equity Incentive Plan (the "Plan"); and

     WHEREAS, by action taken by the board of directors of the Company on the same date, it has been determined that in order to enhance the ability of the Company to attract and retain qualified officers it will grant Executive the right to purchase stock in the Company pursuant to incentive options.

     NOW THEREFORE, in consideration of the mutual covenants and promises hereafter set forth and for other good and valuable consideration, receipt of which is acknowledged, the parties hereto agree as follows:

     1. Grant of Incentive Options. The Company irrevocably grants to Executive, as a matter of separate agreement and not in lieu of salary or other compensation for services, the right and option (the "Options") to purchase all or any part of an aggregate of 2,500,000 shares of authorized but unissued common stock of the Company or, at Executive's option, that number of Voting Convertible Preferred Stock that would give Executive voting rights equal to the 2,500,000 shares of common stock, on the terms and conditions herein set forth. The Options are intended to be Incentive Stock Options as defined by Section 422A of the Internal Revenue Code (the "Code").

     2. Price. The exercise price of the shares of common stock subject to the Options shall be 110% of fair market value on the date of the grant ($.21 per share).

     3. When Exercisable.

          (a) Provided that Executive is employed by the Company on the respective dates below, the Options shall vest as follows:

            Date                                     No. of Shares
            August 30, 1999                             500,000
            August 30, 2000                             500,000
            August 30, 2001                             500,000
            August 30, 2002                             500,000
            August 30, 2003                             500,000

          (b) Except as provided in paragraphs 2 and 3 of this Agreement, once any Option become exercisable they shall remain exercisable through August 30, 2004.

          4. Conversion to Non-Qualified Options. In the event that the stockholders of the Company fail to approve the Plan within one year after approval by the Board of Directors, or in the event that the Executive is terminated with pursuant to Section 5 (a) or 5(d) of that certain Employment Agreement dated August 30, 1999 between the Company and the Executive, a copy of which, is on file at the Company's corporate office (the "Employment Agreement"), the exercise period for the Options shall be extended through August 30, 2009 thereby converting all of the Options to Non-Qualified Options. In such event, the Company shall pay Executive a tax-offset bonus each time he exercises any Options. The amount of the tax offset bonus shall be equal to the amount of federal income tax he incurs in connection with the exercise of the Options assuming he is at the highest marginal United States income bracket for the year of exercise. Such bonus shall be paid to Executive on or before February 1, of the year following exercise.

     5. Termination of Relationship.

          (a) Except as set forth in Section 4 above, if for any reason, except death, Executive ceases to act as an employee of the Company, all rights granted hereunder shall terminate effective three months from the date Executive ceases to act as an employee.

          (b) If Executive shall die while an employee of the Company, his estate or any transferee, as defined herein, shall have the right within three months from the date of Executive's death to exercise Executive's Options to the extent the right to exercise to the Options shall have accrued at the date of death, except to the extent the Options shall have been exercised prior thereto. The exercise period for any Options not vested, shall be extended through August 30, 2004 thereby converting all of the Options to Non-Qualified Options. For the purpose of this Agreement, "transferee" shall mean a person to whom such shares are transferred by will or by the laws of descent and distribution.

          (c) No transfer of the Options by Executive by will or by the laws of descent and distribution shall be effective to bind the Company unless the Company shall have been furnished with written notice thereof and a copy of the letters testamentary or such other evidence as the board may deem necessary to establish the authority of the state and the acceptance by the transferee or transferees of the terms and conditions of the Options.

          (d) If Executive becomes disabled while employed by the Company within the meaning of Section 22(e)(3) of the Code, the three month period referred to in paragraph 3(a) of this Agreement shall be extended to one year.

     6. Method of Exercise/Registration. These Options shall be exercisable by a written notice, which shall:

          (a) state the election to exercise the Options, the number of shares to be exercised, the person in whose name the stock certificate or certificates for such shares of common stock is to be registered, his address and social security number (or if more than one, the names, addresses and social security numbers of such persons);

          (b) contain such representations and agreements as to the holder's investment intent with respect to such shares of common stock as set forth in paragraph 8 hereof;

          (c) be signed by the person or persons entitled to exercise the Options and, if the Options is being exercised by any person or persons other than the Executive, be accompanied by proof, satisfactory to counsel for the Company, of the right of such person or persons to exercise the Options.

          (d) be accompanied by full payment of the purchase or exercise price there for either (i) in United States dollars in cash or by check; (ii) by Executive's personal recourse note bearing interest payable not less than annually at no less than 100% of the lowest applicable federal rate, as defined in Section 1274(d) of the Code; (iii) by having the Company retain a portion of the Shares covered by the option exercise, or (iv) by any combination of (i) (ii) and (iii) above.

     If the Executive chooses to pay the exercise price pursuant to (iii) above, the number of Shares to be delivered to or withheld by the Company times the fair market value shall equal the cash required for exercise. To the extent that the Participant elects to either deliver or have withheld Shares of the Company's Common Stock, the Board of Directors may require the Executive to make such election only during certain periods of time as may be necessary to comply with appropriate exemptive procedures regarding the "short-swing" profit provisions of Section 16(b) of the Securities Exchange Act of 1934 or to meet certain Internal Revenue Code requirements.

     The certificate or certificates for shares of common stock as to which the Options shall be exercised shall be registered in the name of the person or persons exercising the Options.

     The Company shall, if requested by the Executive, as expeditiously as possible file a registration statement on a form of general use under the Securities Act to permit the sale or other disposition of the Optioned Shares. The Executive shall provide all information reasonable requested by the Company for inclusion in any registration statement to be filed under this Agreement. The Company will use its best efforts to cause such registration statement first to become effective at the earliest practicable time and then to remain effective for such period as the Executive reasonably deems necessary to effect such sales or other dispositions or until all Optioned Shares no longer will constitute "restricted securities" with the meaning of Rule 144 under the Securities Act. Such registration shall be effected at the Company's expense except for underwriting commissions and the fees and disbursements of the Executive's counsel attributable to the registration of the Optioned Shares. The Company and the Executive shall enter into an agreement under which each will indemnify the other with respect to information provided by such party for use in the registration statement, such indemnities and the procedures for them to be in a form customarily included in registration rights agreements. The Company further agrees to use its best efforts to register or qualify the Optioned Stock covered under such registration statement under such other securities or blue-sky laws of such jurisdictions as the Executive shall reasonably request.

     7. Reload Options. If the Executive pays all or a portion of the exercise price of an Option or the tax required to be withheld pursuant to an exercise of an Option by surrendering shares of Stock pursuant to Section 6(d) above, the Executive shall be automatically granted an Option for the purchase of Stock equal to the number of shares surrendered (a "Reload Option"). The grant of the Reload Option shall be effective on the date the Participant surrenders the shares of Stock in respect of which the Reload Option is granted (the "Reload Date"). The Reload Option shall have an exercise price equal to the Fair Market Value of the Stock on the Reload Date, and shall have a term which is no longer, and which shall lapse no later, than the original term of the underlying option. If stock otherwise available under an Incentive Stock Option is withheld pursuant to Section 6(d) above, any Reload Option granted in connection with the withholding shall be treated as a new Incentive Stock Option, subject to the rules set forth in the Plan..

     8. Adjustments. Upon the occurrence of any of the following events, the Executive's rights with respect to Options granted hereunder shall be adjusted as hereinafter provided unless otherwise specifically provided in the written agreement between the Executive and the Company relating to such Option:

          (a) If the shares of Common Stock shall be subdivided or combined into a greater or smaller number of shares or if the Company shall issue any shares of Common Stock as a stock dividend on its outstanding Common Stock, the number of shares of Common Stock deliverable upon the exercise of Options shall be appropriately increased or decreased proportionately, and appropriate adjustments shall be made in the purchase price per share to reflect such subdivision, combination or stock dividend.

          (b) Except as provided for pursuant to Section 5 (a) or 5(d) of the Employment Agreement, if the Company is to be consolidated with or acquired by another entity in a merger, sale of all or substantially all of the Company's assets or otherwise (an "Acquisition"), the committee or the board of directors of any entity assuming the obligations of the Company hereunder (the "Successor Board") shall at the Executives sole option, as to outstanding Options, either (i) make appropriate provision for the continuation of such Options by substituting on an equitable basis for the shares then subject to such Options the consideration payable with respect to the outstanding shares of Common Stock in connection with the Acquisition; or (ii) terminate all Options in exchange for a cash payment equal to the excess of the fair market value of the shares subject to such Options (to the extent then exercisable) over the exercise price thereof.

          (c) In the event of a recapitalization or reorganization of the Company (other than a transaction described in subparagraph (b) above) pursuant to which securities of the Company or of another corporation are issued with respect to the outstanding shares of Common Stock, the Executive upon exercising an Option shall be entitled to receive for the purchase price paid upon such exercise the securities he would have received if he had exercised his Option prior to such recapitalization or reorganization.

          (d) Except as expressly provided herein, no issuance by the Company of shares of stock of any class or securities convertible into shares of stock of any class shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares subject to Options. No adjustments shall be made for dividends or other distributions paid in cash or in property other than securities of the Company.

          (e) No fractional shares shall be issued pursuant to the Options, the Executive shall receive from the Company cash in lieu of such fractional shares.

          9. Necessity to Become Holder of Record. Neither the Executive nor his estate, as provided in paragraph 3(b), shall have any rights as a shareholder with respect to any shares covered by the Options until such person shall have become the holder of record of such shares. No adjustment shall be made for cash dividends or cash distributions, ordinary or extraordinary, in respect of such shares for which the record date is prior to the date on which he shall become the holder of record thereof.

          10. Reservation of Right to Terminate Relationship. Nothing contained in this Agreement shall restrict the right of the Company to terminate the relationship of Executive at any time, with or without cause. The termination of the relationship of Executive by the Company, regardless of the reason there for, shall have the results provided for in Section 5 of this Agreement.

          11. Conditions to Exercise of Options. In order to enable the Company to comply with the Securities Act of 1933 (the "Securities Act") and relevant state law, the Company shall require Executive, his estate, or any Transferee as a condition of the exercising of the Options granted hereunder, to give written assurance satisfactory to the Company that the shares subject to the Options are being acquired for his own account, for investment only, with no view to the distribution of same, and that any subsequent resale of any such shares either shall be made pursuant to a registration statement under the Securities Act and applicable state law which has become effective and is current with regard to the shares being sold, or shall be pursuant to an exemption from registration under the Securities Act and applicable state law.

          The Options are subject to the requirement that, if at any time the board of directors shall determine, in its discretion, that the listing, registration, or qualification of the shares of common stock subject to the Options upon any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body, is necessary as a condition of, or in connection with the issue or purchase of shares under the Options, the options may not be exercised in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected.

          12. Duties of Company. The Company will at all times during the term of Options:

               (a) Reserve and keep available for issue such number of shares of its authorized and unissued common stock as will be sufficient to satisfy the requirements of this Agreement;

               (b) Pay all original issue taxes with respect to the issue of shares pursuant hereto and all other fees and expenses necessarily incurred by the Company in connection therewith;

               (c) Use its best efforts to comply with all laws and regulations, which, in the opinion of counsel for the Company, shall be applicable thereto.

     13. Parties Bound by Plan. The Plan and each determination, interpretation or other action made or taken pursuant to the provisions of the Plan shall be final and shall be binding and conclusive for all purposes on the Company and Executive and his respective successors in interest.

     14. Arbitration. Any controversy or claim arising out of or relating to this Agreement, or to the interpretations, breach or enforcement thereof, shall be submitted to one arbitrator and settled by arbitration in Fort Lauderdale, Florida, in accordance with the rules, then obtaining, of the American Arbitration Association. Any award made by such arbitrator shall be final, binding and conclusive on all parties hereto for all purposes, and judgment may be entered thereon in any court having jurisdiction thereof.

     15. Benefit. This Agreement shall be binding upon and insure to the benefit of the parties hereto and their legal representatives, successors and assigns.

     16. Notices and Addresses. All notices, offers, acceptance and any other acts under this Agreement (except payment) shall be in writing, and shall be sufficiently given if delivered to the addressees in person, by Federal Express or similar receipted delivery, by facsimile delivery or, if mailed, postage prepaid, by certified mail, return receipt requested, as follows:

To the Company:                             Imaging Diagnostic Systems, Inc.
                                            6531 NW 18th Court
                                            Plantation Florida 33313


To the Executive:                           Richard J. Grable
                                            12000 NW 11th Street
                                            Plantation Florida 33323


or to such other address as either of them, by notice to the other may designate from time to time. The transmission confirmation receipt from the sender's facsimile machine shall be conclusive evidence of successful facsimile delivery. Time shall be counted to, or from, as the case may be, the delivery in person or by mailing.

     17. Attorney's Fees. In the event that there is any controversy or claim arising out of or relating to this Agreement, or to the interpretation, breach or enforcement thereof, and any action or proceeding is commenced to enforce the provisions of this Agreement, the prevailing party shall be entitled to a reasonable attorney's fee, costs and expenses.

     18. Construction. In the event any parts of this Agreement are found to be void, the remaining provisions of this Agreement shall nevertheless be binding with the same effect as though the void parts were deleted.

     19. Governing Law. This Agreement and any dispute, disagreement, or issue of construction or interpretation arising hereunder whether relating to its execution, its validity, the obligations provided therein or performance shall be governed or interpreted according to the internal laws of the State of Florida without regard to choice of law considerations.

     20. Oral Evidence. This Agreement supersedes all prior oral and written agreements between the parties hereto with respect to the subject matter hereof. Neither this Agreement nor any provision hereof may be changed, waived, discharged or terminated orally, except by a statement in writing signed by the party or parties against which enforcement or the change, waiver discharge or termination is sought.

     21. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument. The execution of this Agreement may be by actual or facsimile signature.

     22. Additional Documents. The parties hereto shall execute such additional instruments as may be reasonably required by their counsel in order to carry out the purpose and intent of this Agreement and to fulfill the obligations of the parties hereunder.

     23. Paragraph Headings. Paragraph headings herein have been inserted for reference only and shall not be deemed to limit or otherwise affect, in any matter, or be deemed to interpret in whole or in part any of the terms or provisions of this Agreement.


     IN WITNESS WHEREOF the parties hereto have set their hand and seal the day and year first above written.

WITNESSES:                                     Imaging Diagnostic Systems, Inc.



___________________________                By: _____________________________
                                               Allan L. Schwartz, Executive
                                               Vice President

___________________________                By: ______________________________
                                               Richard J. Grable, Executive